Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	August 1 - 31, 2016
	Federal Tax I.D. #	98-1146017

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of Debtors’ bank reconciliations)	MOR-1a		X
Schedule of Professional Fees Paid	MOR-1b	X
Budget to Actual Consolidated Cash Flow Variance Report	MOR-1c	X
Copies of Bank Statements (See Notes to the MOR)			X
Cash Disbursement Journals (See Notes to the MOR)			X
Statement of Operations (Income Statement)	MOR-2	X
Balance Sheet	MOR-3	X
Status of Post-Petition Taxes (See Notes to the MOR)	MOR-4	X
Copies of IRS Form 6123 or payment receipt (See Notes to the MOR)			X
Copies of tax returns filed during reporting period (See Notes to the MOR)			X
Summary of Unpaid Post-Petition Debts (See Notes to the MOR)	MOR-4	X
Accounts Receivable Reconciliation and Aging (See Notes to the MOR)	MOR-5	X
Debtor Questionnaire (See Notes to the MOR)	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ A. Alejandra Veltmann	9/30/2016
Signature of Authorized Individual*	Date

A. Alejandra Veltmann	V.P. - Chief Accounting Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

MOR Notes

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	August 1 - 31, 2016
	Federal Tax I.D. #	98-1146017

Notes to the Monthly Operating Report

GENERAL:

The report includes activity from the following Debtors and related Case Numbers:

Debtor	Case Number
Paragon Offshore Drilling LLC	16-10385
Paragon Offshore plc	16-10386
Paragon Drilling Services 7 LLC	16-10387
Paragon Offshore Finance Company	16-10388
Paragon Offshore Leasing (Switzerland) GmbH	16-10389
Paragon Offshore do Brasil Ltda.	16-10390
Paragon International Finance Company	16-10391
Paragon Asset (ME) Ltd.	16-10392
Paragon Offshore Holdings US Inc.	16-10393
Paragon Asset (UK) Ltd.	16-10394
Paragon FDR Holding Ltd.	16-10395
Paragon Offshore International Ltd.	16-10396
Paragon Offshore (North Sea) Ltd.	16-10397
Paragon Duchess Ltd.	16-10398
Paragon (Middle East) Limited	16-10399
Paragon Offshore (Luxembourg) S.a r.l.	16-10400
Paragon Holding NCS 2 S.a r.l.	16-10401
Paragon Leonard Jones LLC	16-10402
PGN Offshore Drilling (Malaysia) Sdn. Bhd.	16-10403
Paragon Offshore (Nederland) B.V.	16-10404
Paragon Offshore Contracting GmbH	16-10405
Paragon Offshore (Labuan) Pte. Ltd.	16-10406
Paragon Holding SCS 2 Ltd.	16-10407
Paragon Asset Company Ltd.	16-10408
Paragon Holding SCS 1 Ltd.	16-10409
Paragon Offshore Leasing (Luxembourg) S.a r.l.	16-10410

General Notes:

The financial and supplemental information contained herein are preliminary, unaudited, and may not comply in all material respects with generally accepted accounting principles in the United States of America (“U.S. GAAP”).  Individual Debtor entities are presented in the accompanying statement of operations.

The financial information has been derived from the books and records of the Debtors.  This information, however, has not been subject to certain procedures that would typically be applied to financial information in accordance with U.S. GAAP, and upon application of such procedures, the Debtors believe that the financial information could be subject to changes, which could be material.

The financial information contained herein is presented on a preliminary and unaudited basis and remains subject to future adjustments.

The results of operations contained herein are not necessarily indicative of results which may be expected for any other period or for the full year and may not necessarily reflect the combined results of operations and financial position of the Debtors in the future.

MOR Notes

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	August 1 - 31, 2016
	Federal Tax I.D. #	98-1146017

Notes to the Monthly Operating Report

General Notes (cont’d):

Receivables and payables among the Debtors and between the Debtors and Non-Debtors have not been eliminated from the Statement of Operations (Income Statements) or Balance Sheets contained herein. No conclusion as to the legal obligation related to these intercompany transactions is made by the presentation herein.

Certain amounts may appear to be clerically inaccurate as they are presented in thousands and are subject to rounding differences.

Notes to MOR-1 and MOR-1a:

Cash receipts and disbursements have been assigned to the Debtor entity they relate to rather than the Debtor that received / made the payment. Such movements may therefore not reflect the movement in individual Debtor bank accounts.

Attached to MOR-1 is a listing of the Debtors’ bank accounts (see MOR-1a), by account number, and opening and closing bank balances for the reporting period.  Such accounts were reconciled in accordance with the Debtors’ ordinary course accounting practices during the reporting period.  The disbursements reported in MOR-1 include outstanding checks and any reconciling items.

Notes to MOR-1b:

Payments of Professional Fees to retained professionals were made during the period. Total paid in the month and to date is disclosed in MOR-1b.

Notes to MOR-1c:

Paragon does not prepare cash flows on an individual entity basis. Attached at MOR-1c is a consolidated cash flow including comparison to budget. The cash flows are prepared at weekly rests and do not reflect performance per calendar month.

The “Professional Fees” listed in MOR-1c include payments made to professionals representing the Agent for the Revolver Lenders and the Agent for the Term Loan Lenders in accordance with the Final Order (I) Authorizing the Debtors to Utilize Cash Collateral; and (II) Granting JPMorgan Chase Bank, N.A., as Administrative Agent for the Revolver Lenders and Collateral Agent for the Revolver Lenders and Term Loan Lenders, and Cortland Capital Market Services L.L.C., as Successor Administrative Agent for the Term Loan Lenders, Adequate Protection Pursuant to Sections 105, 361, 362, 363 and 507 of the Bankruptcy Code (D.I. No. 140).

Notes to MOR-2 and MOR-3:

The financial information for August 2016 contained herein is presented on a preliminary and unaudited basis and remains subject to future adjustments.

Notes to MOR-4:

The post-petition tax activity presented includes pre-and post- petition tax liabilities. The closing tax position disclosed in MOR-4 (July 2016) will not equate with the opening balances in MOR-4 (August 2016) due to ordinary course adjustments/reclassifications of certain tax liabilities after the July 2016 MOR was filed.

To the best of the Debtors’ knowledge, and except as otherwise set forth in this Monthly Operating Report, all of the Debtors have filed all necessary federal, state and local tax returns and have timely made (or are in the process of remediating any immaterial late filings or prepayments) all related required post-petition tax payments.

MOR Notes

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	August 1 - 31, 2016
	Federal Tax I.D. #	98-1146017

Notes to the Monthly Operating Report

Notes to MOR-5:

Accounts Receivable information includes both Pre- and Post- Receivables per entity.

Earned revenue is considered “billed” to the customer on the date for which the invoice is physically mailed or electronically delivered to the customer.

“Unbilled” Accounts Receivable consists of any earned revenue item which has not been billed to the customer.

Notes to MOR-5 Debtor Questionnaire:

Question #2 -

The Debtors have disbursed funds from certain non-Debtor accounts in accordance with the Final Order (I) Authorizing Debtors to (A) Continue Existing Cash Management System, (B) Maintain Business Forms and Existing Bank Accounts, and (C) Continue Intercompany Arrangements; (II) Waiver of the Requirements of Section 345(b) of the Bankruptcy Code; and (III) Granting Related Relief [D.I. No. 236].

Documentation is available upon request.

MOR-1

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	August 1 - 31, 2016
	Federal Tax I.D. #	98-1146017

Schedule of Cash Receipts and Disbursements
(000’s)

		See Notes to the MOR related to MOR-1

Debtor	Case Number	External Disbursements	Intercompany Disbursements to Non-Debtors	Total Disbursements	Cash Receipts
Paragon Offshore Drilling LLC	16-10385	$(1,002)	$-	$(1,002)	$2,144
Paragon Offshore plc	16-10386	(1,831)	-	(1,831)	14
Paragon Drilling Services 7 LLC	16-10387	(918)	-	(918)	4
Paragon Offshore Finance Company	16-10388	(3,038)	-	(3,038)	-
Paragon Offshore Leasing (Switzerland) GmbH	16-10389	(89)	-	(89)	16
Paragon Offshore do Brasil Ltda.	16-10390	(5,130)	(2)	(5,132)	4,108
Paragon International Finance Company	16-10391	(423)	(2,615)	(3,038)	40
Paragon Asset (ME) Ltd.	16-10392	(287)	-	(287)	-
Paragon Offshore Holdings US Inc.	16-10393	-	-	-	-
Paragon Asset (UK) Ltd.	16-10394	(52)	-	(52)	4,420
Paragon FDR Holding Ltd.	16-10395	-	-	-	-
Paragon Offshore International Ltd.	16-10396	(8,895)	-	(8,895)	1,236
Paragon Offshore (North Sea) Ltd.	16-10397	(345)	-	(345)	7,549
Paragon Duchess Ltd.	16-10398	(7)	-	(7)	-
Paragon (Middle East) Limited	16-10399	(2,097)	-	(2,097)	1,160
Paragon Offshore (Luxembourg) S.a r.l.	16-10400	(26)	-	(26)	0
Paragon Holding NCS 2 S.a r.l.	16-10401	(24)	-	(24)	-
Paragon Leonard Jones LLC	16-10402	(116)	-	(116)	5,949
PGN Offshore Drilling (Malaysia) Sdn. Bhd.	16-10403	(112)	-	(112)	-
Paragon Offshore (Nederland) B.V.	16-10404	(2,218)	-	(2,218)	10,204
Paragon Offshore Contracting GmbH	16-10405	(309)	-	(309)	194
Paragon Offshore (Labuan) Pte. Ltd.	16-10406	(2)	-	(2)	-
Paragon Holding SCS 2 Ltd.	16-10407	-	-	-	-
Paragon Asset Company Ltd.	16-10408	(2,465)	-	(2,465)	-
Paragon Holding SCS 1 Ltd.	16-10409	-	-	-	-
Paragon Offshore Leasing (Luxembourg) S.a r.l.	16-10410	(17)	-	(17)	-

Total		$(29,403)	$(2,617)	$(32,019)	$37,038

MOR-1a

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	August 1 - 31, 2016
	Federal Tax I.D. #	98-1146017

Bank Reconciliation (or copies of Debtors’ bank reconciliations)
(000’s)

				See Notes to the MOR related to MOR-1a

Entity	Case Number	Last 4 Digits of Account No.	Opening Account Balance	Closing Account Balance	Opening Cash Book	Closing Cash Book
Paragon Offshore Drilling LLC	16-10385		$-	$-	$-	$-

Paragon Offshore plc	16-10386	Sub Total	344,074	344,093	343,947	344,142
	16-10386	6704	4	4	4	4
	16-10386	9694	135	154	135	148
	16-10386	3774	332,434	332,434	332,308	332,489
	16-10386	9069	11,500	11,500	11,500	11,500

Paragon Drilling Services 7 LLC	16-10387	8977	-	-	-	-

Paragon Offshore Finance Company	16-10388	2257	-	-	-	-

Paragon Offshore Leasing (Switzerland) GmbH	16-10389	Sub Total	70	49	70	50
	16-10389	3991	8	8	8	8
	16-10389	701L	61	41	62	42

Paragon Offshore do Brasil Ltda.	16-10390	Sub Total	3,536	7,965	3,517	7,932
	16-10390	4000	3,499	7,942	3,480	7,916
	16-10390	7775	30	17	30	10
	16-10390	5004	6	6	6	6
	16-10390	Petty Cash			-	-

Paragon International Finance Company	16-10391	Sub Total	233,340	225,820	232,931	225,017
	16-10391	4670	12	832	12	832
	16-10391	4240	1,037	9,642	1,096	9,704
	16-10391	7219	594	287	185	20
	16-10391	7201	2,406	5,164	2,453	4,626
	16-10391	7227	352	311	350	305
	16-10391	7235	66	60	66	60
	16-10391	4355	30	55	30	55
	16-10391	1100	2,362	1,678	2,316	1,641
	16-10391	3880	38,039	38,039	38,028	38,046
	16-10391	9959	30,995	7,274	30,995	7,274
	16-10391	4356	370	370	370	370
	16-10391	7633	157,078	162,106	157,050	162,106
	16-10391	9936	-	-	(20)	(21)
	16-10391	1478	-	-	-	-

Paragon Asset (ME) Ltd.	16-10392		-	-	-	-

Paragon Offshore Holdings US Inc.	16-10393		-	-	-	-

Paragon Asset (UK) Ltd.	16-10394		-	-	-	-

Paragon FDR Holding Ltd.	16-10395	3867	92	92	92	92

MOR-1a

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	August 1 - 31, 2016
	Federal Tax I.D. #	98-1146017

Bank Reconciliation (or copies of Debtors’ bank reconciliations)
(000’s)

				See Notes to the MOR related to MOR-1a

Entity	Case Number	Last 4 Digits of Account No.	Opening Account Balance	Closing Account Balance	Opening Cash Book	Closing Cash Book
Paragon Offshore International Ltd.	16-10396	Sub Total	670	449	733	453
	16-10396	-001	1	1	1	1
	16-10396	5110	6	6	6	6
	16-10396	6490	22	21	22	21
	16-10396	6500	1	1	1	1
	16-10396	9901	4	4	4	4
	16-10396	0000	9	9	9	9
	16-10396	2501	307	307	307	298
	16-10396	4001	320	99	321	99
	16-10396	Petty Cash			63	14

Paragon Offshore (North Sea) Ltd.	16-10397		-	-	-	-

Paragon Duchess Ltd.	16-10398		-	-	-	-

Paragon (Middle East) Limited	16-10399		-	-	-	-

Paragon Offshore (Luxembourg) S.a r.l.	16-10400	Sub Total	91	91	91	91
	16-10400	8969	-	-	-	-
	16-10400	1728	91	91	91	91

Paragon Holding NCS 2 S.a r.l.	16-10401	5235	-	-	-	-

Paragon Leonard Jones LLC	16-10402	Sub Total	2,552	1,123	2,552	1,122
	16-10402	8256	-	-	(0)	-
	16-10402	8032	5	2	5	2
	16-10402	3350	3	3	3	3
	16-10402	7021	51	57	51	56
	16-10402	8378	2,494	1,060	2,494	1,060

PGN Offshore Drilling (Malaysia) Sdn. Bhd.	16-10403	Sub Total	193	163	193	161
	16-10403	3875	-	-	-	-
	16-10403	0775	193	163	193	161

Paragon Offshore (Nederland) B.V.	16-10404	Sub Total	5,441	1,562	2,496	1,622
	16-10404	2286	3,030	-	-	-
	16-10404	1106	49	14	49	13
	16-10404	6254	1,171	13	1,249	88
	16-10404	NL2A	1,190	1,535	1,196	1,518
	16-10404	Petty Cash			2	2

Paragon Offshore Contracting GmbH	16-10405	Sub Total	6,251	2,420	6,245	2,381
	16-10405	8002	-	-	-	0
	16-10405	2377	216	216	216	216
	16-10405	8788	7	1	7	1
	16-10405	8876	1,874	1,874	1,868	1,838
	16-10405	4010	86	141	85	138
	16-10405	403W	17	17	17	15
	16-10405	8556	4,052	171	4,052	171
	16-10405	Petty Cash			1	1

Paragon Offshore (Labuan) Pte. Ltd.	16-10406	Sub Total	1,119	1,132	1,119	1,131
	16-10406	7995	-	-	-	-
	16-10406	-101	23	20	23	20
	16-10406	-725	1,097	1,111	1,097	1,111

MOR-1a

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	August 1 - 31, 2016
	Federal Tax I.D. #	98-1146017

Bank Reconciliation (or copies of Debtors’ bank reconciliations)
(000’s)

				See Notes to the MOR related to MOR-1a

Entity	Case Number	Last 4 Digits of Account No.	Opening Account Balance	Closing Account Balance	Opening Cash Book	Closing Cash Book
Paragon Holding SCS 2 Ltd.	16-10407		-	-	-	-

Paragon Asset Company Ltd.	16-10408		-	-	-	-

Paragon Holding SCS 1 Ltd.	16-10409		-	-	-	-

Paragon Offshore Leasing (Luxembourg) S.a r.l.	16-10410	Subtotal	61	24	61	24
	16-10410	6362	5	5	5	5
	16-10410	8000	56	19	56	19

	Total		$597,491	$584,982	$594,047	$584,218

MOR-1b

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	August 1 - 31, 2016
	Federal Tax I.D. #	98-1146017

Schedule of Professional Fees Paid
(000’s)

Of the total disbursements shown on the Schedule of Disbursements Report (MOR-1) list the amount paid to Retained Professionals.	See Notes to the MOR related to MOR-1b

Retained Professionals
Name	Amount Paid During Month	Total Paid to Date
Weil, Gotshal & Manges LLP	$761	$3,059
Richards, Layton & Finger, PA	$197	$299
AlixPartners LLP	$-	$1,872
Lazard, Freres & Co LLC	$146	$570
Norton Rose Fulbright US LLP	$354	$354
BDO USA LLP	$15	$15
Total Payments to Professionals	$1,472	$6,169

MOR-1c

In re Paragon Offshore PLC, et al.

Case No. 16-10386 (CSS)
	Reporting Period:	August 1 - 31, 2016
	Federal Tax I.D. #	98-1146017

Paragon Offshore PLC, et al
Budget to Actual Consolidated Cash Flow Variance Report
(000’s)

	See Notes to the MOR related to MOR-1c

			Variance
07/30/16 - 08/26/16	Budget	Actual	F/(U)

Total Receipts	38,200	28,357	(9,844)

Total Operating Disbursements	(19,139)	(14,278)	4,861
Total Capital Expenditures	(3,354)	(2,255)	1,098
Total Payroll & Benefits	-	(722)	(722)
Total Other	(1,239)	(2,352)	(1,113)

Total I/C Disbursements to Non Debtor Entities	(8,178)	(5,765)	2,414

Total Disbursements	(31,910)	(25,372)	6,538

Net Operating Cash Flow	6,290	2,984	(3,306)

Deposits
Other	-	-	-
Total Deposits	-	-	-

Total Debt Service	(1,281)	(934)	347
Total Professional Fees	(5,735)	(2,532)	3,203

Total Non-Operating Disbursements	(7,016)	(3,466)	3,550

Net Cash Flow	(726)	(482)	245

Debtor Ending Cash Balance - Encumbered	230,598	247,887	17,289
Debtor Cash Balance - Unencumbered	343,892	343,934	43
Total Debtor Cash Balance	574,489	591,822	17,332

Non Debtor Ending Cash Balance	352,257	357,344	5,087
Total Debtor & Non Debtor Ending Cash Balance	926,747	949,166	22,419

In re Paragon Offshore PLC, et al.	MOR-2

Case No. 16-10386 (CSS)
Reporting Period:	August 1 - 31, 2016
Federal Tax I.D. #	98-1146017

Unaudited Statement of Operations (Income Statement)
(000’s)
(See Notes to the MOR related to MOR-2)

For Month Ending August 31, 2016

	16-10385	16-10386	16-10387	16-10388	16-10389	16-10390	16-10391
	Paragon Offshore Drilling LLC	Paragon Offshore plc	Paragon Drilling Services 7 LLC	Paragon Offshore Finance Company	Paragon Offshore Leasing (Switzerland) GmbH	Paragon Offshore do Brasil Ltda.	Paragon International Finance Company
Operating Revenues
Contract Drilling Revenue	$1,222	$-	$-	$-	$-	$200	$-
Reimbursable Revenues	2	-	-	-	-	117	-
Labor Contract Revenues	-	-	-	-	-	-	-
Other Revenues	-	-	(146)	-	-	-	-
Operating revenues	1,224	-	(146)	-	-	317	-

Operating Costs and Expenses	-	-	-	-	-	-	-
Contract Drilling Expenses	(501)	-	(912)	-	(147)	(1,338)	(0)
Labor Contract	-	-	-	-	-	-	-
Reimbursable Expenses	(2)	-	-	-	-	(119)	-
Depreciation and Amortization	(570)	(6)	(15)	-	(519)	(10)	-
General & Administrative	-	(1,236)	-	-	(25)	-	0
Corporate Operations	-	(825)	-	-	-	-	-
Local Administrative Expense	(204)	-	-	-	-	(788)	-
Unusual Event	-	-	-	-	-	-	-
Operating costs and expenses	(1,277)	(2,067)	(926)	-	(691)	(2,255)	(0)
	-	-	-	-	-	-	-
Operating Income	(53)	(2,067)	(1,072)	-	(691)	(1,938)	(0)

Other Income (Expense)
Interest expense, net of amount capitalized	-	(1,970)	-	(2,986)	-	(34)	(171)
Interest Income	517	182	-	-	-	-	75
Reorganization Items	-	(4,563)	-	-	-	-	-
Other, net	16	17	-	-	(3)	287	(324)
Income before income taxes	480	(8,402)	(1,072)	(2,986)	(694)	(1,684)	(420)
Income tax provision	(51)	-	-	-	-	-	-
Net Income	429	(8,402)	(1,072)	(2,986)	(694)	(1,684)	(420)

In re Paragon Offshore PLC, et al.	MOR-2

Unaudited Statement of Operations (Income Statement)
(000’s)
(See Notes to the MOR related to MOR-2)

For Month Ending August 31, 2016

	16-10392	16-10393	16-10394	16-10395	16-10396
	Paragon Asset (ME) Ltd.	Paragon Offshore Holdings US Inc.	Paragon Asset (UK) Ltd.	Paragon FDR Holding Ltd.	Paragon Offshore International Ltd.
Operating Revenues
Contract Drilling Revenue	$-	$-	$4,873	$-	$10,339
Reimbursable Revenues	-	-	69	-	196
Labor Contract Revenues	-	-	-	-	-
Other Revenues	-	-	-	-	76
Operating revenues	-	-	4,942	-	10,612

Operating Costs and Expenses	-	-	-	-	-
Contract Drilling Expenses	(149)	-	(4,660)	-	(10,420)
Labor Contract	-	-	-	-	-
Reimbursable Expenses	-	-	(47)	-	(185)
Depreciation and Amortization	(404)	-	-	-	(1,441)
General & Administrative	-	(121)	(237)	(24)	-
Corporate Operations	-	(92)	(180)	(19)	(39)
Local Administrative Expense	-	-	(80)	-	(1,417)
Unusual Event	-	-	-	-	-
Operating costs and expenses	(554)	(213)	(5,204)	(43)	(13,503)
	-	-	-	-	-
Operating Income	(554)	(213)	(262)	(43)	(2,891)

Other Income (Expense)
Interest expense, net of amount capitalized	-	-	-	-	(13)
Interest Income	-	-	-	30	-
Reorganization Items	-	-	-	-	-
Other, net	-	-	(0)	-	16
Income before income taxes	(554)	(213)	(262)	(13)	(2,889)
Income tax provision	-	-	-	-	-
Net Income	(554)	(213)	(262)	(13)	(2,889)

In re Paragon Offshore PLC, et al.	MOR-2

Unaudited Statement of Operations (Income Statement)
(000’s)
(See Notes to the MOR related to MOR-2)

For Month Ending August 31, 2016

	16-10397	16-10398	16-10399	16-10400	16-10401	16-10402
	Paragon Offshore (North Sea) Ltd.	Paragon Duchess Ltd.	Paragon (Middle East) Limited	Paragon Offshore (Luxembourg) S.a r.l.	Paragon Holding NCS 2 S.a r.l.	Paragon Leonard Jones LLC
Operating Revenues
Contract Drilling Revenue	$3,858	$-	$5,914	$-	$-	$-
Reimbursable Revenues	230	-	21	-	-	-
Labor Contract Revenues	-	-	-	-	-	-
Other Revenues	-	-	7,397	-	-	-
Operating revenues	4,088	-	13,332	-	-	-

Operating Costs and Expenses	-	-	-	-	-	-
Contract Drilling Expenses	(3,943)	(39)	(2,070)	-	(48)	7
Labor Contract	-	-	-	-	-	-
Reimbursable Expenses	(186)	-	(14)	-	-	-
Depreciation and Amortization	-	(12)	(3,372)	-	(47)	-
General & Administrative	-	-	-	(1)	(0)	(6)
Corporate Operations	-	-	-	-	-	(5)
Local Administrative Expense	(133)	-	-	-	-	(41)
Unusual Event	-	-	-	-	-	-
Operating costs and expenses	(4,262)	(52)	(5,456)	(1)	(96)	(45)
	-	-	-	-	-	-
Operating Income	(174)	(52)	7,876	(1)	(96)	(45)

Other Income (Expense)
Interest expense, net of amount capitalized	-	-	-	-	(618)	-
Interest Income	-	-	(18)	-	1	17
Reorganization Items	-	-	-	-	-	-
Other, net	-	-	-	0	(0)	12
Income before income taxes	(174)	(52)	7,858	(1)	(712)	(15)
Income tax provision	-	-	(151)	-	-	-
Net Income	(174)	(52)	7,706	(1)	(712)	(15)

In re Paragon Offshore PLC, et al.	MOR-2

Unaudited Statement of Operations (Income Statement)
(000’s)
(See Notes to the MOR related to MOR-2)

For Month Ending August 31, 2016

	16-10403	16-10404	16-10405	16-10406	16-10407	16-10408
	PGN Offshore Drilling (Malaysia) Sdn. Bhd.	Paragon Offshore (Nederland) B.V.	Paragon Offshore Contracting GmbH	Paragon Offshore (Labuan) Pte. Ltd.	Paragon Holding SCS 2 Ltd.	Paragon Asset Company Ltd.
Operating Revenues
Contract Drilling Revenue	$-	$2,445	$13	$-	$-	$-
Reimbursable Revenues	-	-	-	-	-	-
Labor Contract Revenues	-	-	-	-	-	-
Other Revenues	157	906	-	1,714	-	5,973
Operating revenues	157	3,351	13	1,714	-	5,973

Operating Costs and Expenses	-	-	-	-	-	-
Contract Drilling Expenses	(150)	(1,635)	(11)	-	-	(7,214)
Labor Contract	-	-	-	-	-	-
Reimbursable Expenses	-	-	-	-	-	-
Depreciation and Amortization	-	(0)	(32)	-	-	(7,608)
General & Administrative	-	-	(55)	-	(1,869)	-
Corporate Operations	-	(41)	-	-	(1,417)	-
Local Administrative Expense	(1)	(772)	(166)	(1,702)	-	(28)
Unusual Event	-	(0)	-	-	-	-
Operating costs and expenses	(150)	(2,448)	(265)	(1,702)	(3,285)	(14,850)
	-	-	-	-	-	-
Operating Income	6	903	(252)	12	(3,285)	(8,877)

Other Income (Expense)
Interest expense, net of amount capitalized	-	-	(517)	-	-	(1)
Interest Income	79	32	122	-	618	-
Reorganization Items	-	-	-	-	-	-
Other, net	1	326	(9)	(0)	-	-
Income before income taxes	86	1,262	(656)	12	(2,667)	(8,878)
Income tax provision	152	(67)	-	-	(2,262)	-
Net Income	238	1,195	(656)	12	(4,929)	(8,878)

In re Paragon Offshore PLC, et al.	MOR-2

Unaudited Statement of Operations (Income Statement)
(000’s)
(See Notes to the MOR related to MOR-2)

For Month Ending August 31, 2016

	16-10409	16-10410
	Paragon Holding SCS 1 Ltd.	Paragon Offshore Leasing (Luxembourg) S.a r.l.
Operating Revenues
Contract Drilling Revenue	$-	$-
Reimbursable Revenues	-	-
Labor Contract Revenues	-	-
Other Revenues	-	-
Operating revenues	-	-

Operating Costs and Expenses	-	-
Contract Drilling Expenses	-	(96)
Labor Contract	-	-
Reimbursable Expenses	-	-
Depreciation and Amortization	-	(702)
General & Administrative	-	(17)
Corporate Operations	-	-
Local Administrative Expense	-	-
Unusual Event	-	-
Operating costs and expenses	-	(815)
	-	-
Operating Income	-	(815)

Other Income (Expense)
Interest expense, net of amount capitalized	-	(1,112)
Interest Income	1,169	-
Reorganization Items	-	-
Other, net	-	1
Income before income taxes	1,169	(1,925)
Income tax provision	-	-
Net Income	1,169	(1,925)

In re Paragon Offshore PLC, et al.	MOR-3

Case No. 16-10386 (CSS)
Reporting Period:	August 1 - 31, 2016
Federal Tax I.D. #	98-1146017

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

For Month Ending August 31, 2016

	16-10385	16-10386	16-10387
	Paragon Offshore Drilling LLC	Paragon Offshore plc	Paragon Drilling Services 7 LLC
ASSETS
Current assets
Total Cash and Cash Equivalents	-	344,142	-
Restricted Cash	-	-	-
Accounts Receivable	139,736	52,948	316,419
Prepaid Expenses & Deposits	72	428	-
Taxes Receivable	-	-	-
Total Other Current Assets	9,908	403	-
Total current assets	149,716	397,921	316,419
Investments in Subsidiaries	182,682	3,461,150	-
Intercompany Notes Receivable	158,059	-	-
Long Term Notes & Investments	340,741	3,461,150	-
Gross PPE	96,726	483	64,612
Accumulated Depreciation	(74,242)	(68)	(62,539)
Property and Equipment	22,484	415	2,073
Other Assets	1,310	16,609	144
Deferred Regulatory Inspection	730	-	144
Deferred Pension Costs	-	-	-
Other Long Term Assets	-	16,609	-
Long Term Prepaid Mob	580	-	-

Total assets	514,251	3,876,095	318,636

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-	-
Accounts Payable	44,839	666,157	213,836
Payroll and Benefits Related Accruals	988	4	-
Taxes Payable	1,193	320	-
Interest Payable	-	412	-
Other Current Liabilities	4,694	1,402	-
Total current liabilities	51,714	668,295	213,836
Total Long-Term Debt	-	-	-
Deferred Taxes	-	-	-
Other NonCurrent Liabilities	4,659	3,346	-
Liabilities Subject to Compromise	-	1,709,347	-
Total liabilities	56,373	2,380,988	213,836

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	-	888	-
Capital in Excess of par value	(1,019,894)	1,435,684	206,689
Retained Earnings	1,477,772	58,533	(101,889)
Accumulated Other Comprehensive Loss	-	-	-
Total shareholders’ equity	457,878	1,495,105	104,800
Total liabilities and shareholders’ equity	514,251	3,876,095	318,636

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

	For Month Ending August 31, 2016

	16-10388	16-10389	16-10390
	Paragon Offshore Finance Company	Paragon Offshore Leasing (Switzerland) GmbH	Paragon Offshore do Brasil Ltda.
ASSETS
Current assets
Total Cash and Cash Equivalents	-	50	7,932
Restricted Cash	-	-	-
Accounts Receivable	-	164,071	27,220
Prepaid Expenses & Deposits	25	5	804
Taxes Receivable	-	301	9,777
Total Other Current Assets	1,469	-	(239)
Total current assets	1,494	164,427	45,494
Investments in Subsidiaries	4,105,589	-	-
Intercompany Notes Receivable	-	-	-
Long Term Notes & Investments	4,105,589	-	-
Gross PPE	-	152,587	3,428
Accumulated Depreciation	-	(128,692)	(2,894)
Property and Equipment	-	23,895	534
Other Assets	-	445	-
Deferred Regulatory Inspection	-	445	-
Deferred Pension Costs	-	-	-
Other Long Term Assets	-	-	-
Long Term Prepaid Mob	-	-	-

Total assets	4,107,083	188,767	46,028

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	634,489	-	13,878
Accounts Payable	43,237	155,660	111,977
Payroll and Benefits Related Accruals	-	36	3,705
Taxes Payable	-	51	1,616
Interest Payable	-	-	857
Other Current Liabilities	5,073	-	4,779
Total current liabilities	682,799	155,747	136,812
Total Long-Term Debt	-	-	10,071
Deferred Taxes	-	-	-
Other NonCurrent Liabilities	-	-	-
Liabilities Subject to Compromise	-	-	-
Total liabilities	682,799	155,747	146,883

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	-	-	(9)
Capital in Excess of par value	3,530,901	(72,168)	5,517
Retained Earnings	(106,617)	105,188	(94,251)
Accumulated Other Comprehensive Loss	-	-	(12,110)
Total shareholders’ equity	3,424,284	33,020	(100,853)
Total liabilities and shareholders’ equity	4,107,083	188,767	46,028

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

	For Month Ending August 31, 2016

	16-10391	16-10392	16-10393
	Paragon International Finance Company	Paragon Asset (ME) Ltd.	Paragon Offshore Holdings US Inc.
ASSETS
Current assets
Total Cash and Cash Equivalents	225,017	-	-
Restricted Cash	-	-	-
Accounts Receivable	3,120,959	70,575	17,712
Prepaid Expenses & Deposits	144	-	-
Taxes Receivable	-	-	4,175
Total Other Current Assets	(67)	-	-
Total current assets	3,346,053	70,575	21,887
Investments in Subsidiaries	4,290,515	50	(1,339,443)
Intercompany Notes Receivable	-	-	-
Long Term Notes & Investments	4,290,515	50	(1,339,443)
Gross PPE	-	81,713	-
Accumulated Depreciation	-	(42,541)	-
Property and Equipment	-	39,172	-
Other Assets	-	611	-
Deferred Regulatory Inspection	-	611	-
Deferred Pension Costs	-	-	-
Other Long Term Assets	-	-	-
Long Term Prepaid Mob	-	-	-

Total assets	7,636,568	110,408	(1,317,556)

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	61,747	-	-
Accounts Payable	4,560,658	2,297	11,353
Payroll and Benefits Related Accruals	-	155	-
Taxes Payable	-	-	38
Interest Payable	1,474	-	-
Other Current Liabilities	-	-	-
Total current liabilities	4,623,879	2,452	11,391
Total Long-Term Debt	32,445	-	-
Deferred Taxes	-	-	-
Other NonCurrent Liabilities	-	-	-
Liabilities Subject to Compromise	-	-	-
Total liabilities	4,656,324	2,452	11,391

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	-	-	-
Capital in Excess of par value	2,928,906	44,301	(538,589)
Retained Earnings	51,340	63,656	(790,358)
Accumulated Other Comprehensive Loss	-	-	-
Total shareholders’ equity	2,980,246	107,957	(1,328,947)
Total liabilities and shareholders’ equity	7,636,568	110,408	(1,317,556)

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

	For Month Ending August 31, 2016

	16-10394	16-10395	16-10396
	Paragon Asset (UK) Ltd.	Paragon FDR Holding Ltd.	Paragon Offshore International Ltd.
ASSETS
Current assets
Total Cash and Cash Equivalents	-	92	453
Restricted Cash	-	-	-
Accounts Receivable	146,886	411,868	959,116
Prepaid Expenses & Deposits	-	-	2,324
Taxes Receivable	191	-	530
Total Other Current Assets	-	19,864	12,147
Total current assets	147,077	431,824	974,570
Investments in Subsidiaries	-	410,651	7,433
Intercompany Notes Receivable	-	-	-
Long Term Notes & Investments	-	410,651	7,433
Gross PPE	-	-	212,279
Accumulated Depreciation	-	-	(156,541)
Property and Equipment	-	-	55,738
Other Assets	2,204	-	263
Deferred Regulatory Inspection	-	-	263
Deferred Pension Costs	-	-	-
Other Long Term Assets	2,204	-	-
Long Term Prepaid Mob	-	-	-

Total assets	149,281	842,475	1,038,004

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-	-
Accounts Payable	129,708	2,046	801,536
Payroll and Benefits Related Accruals	572	-	12,861
Taxes Payable	-	-	3,265
Interest Payable	-	-	-
Other Current Liabilities	-	-	624
Total current liabilities	130,280	2,046	818,286
Total Long-Term Debt	-	-	-
Deferred Taxes	-	-	1,133
Other NonCurrent Liabilities	-	-	-
Liabilities Subject to Compromise	-	-	-
Total liabilities	130,280	2,046	819,419

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	5,000	-	-
Capital in Excess of par value	-	829,425	293,022
Retained Earnings	14,000	11,005	(73,854)
Accumulated Other Comprehensive Loss	-	-	(585)
Total shareholders’ equity	19,000	840,430	218,583
Total liabilities and shareholders’ equity	149,281	842,475	1,038,004

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

	For Month Ending August 31, 2016

	16-10397	16-10398	16-10399
	Paragon Offshore (North Sea) Ltd.	Paragon Duchess Ltd.	Paragon (Middle East) Limited
ASSETS
Current assets
Total Cash and Cash Equivalents	-	-	-
Restricted Cash	-	-	-
Accounts Receivable	225,674	104	296,337
Prepaid Expenses & Deposits	232	-	11
Taxes Receivable	203	-	-
Total Other Current Assets	-	-	810
Total current assets	226,109	104	297,158
Investments in Subsidiaries	-	(47,110)	-
Intercompany Notes Receivable	-	-	-
Long Term Notes & Investments	-	(47,110)	-
Gross PPE	-	2,012	375,183
Accumulated Depreciation	-	(990)	(295,942)
Property and Equipment	-	1,022	79,241
Other Assets	-	22	2,460
Deferred Regulatory Inspection	-	22	1,717
Deferred Pension Costs	-	-	-
Other Long Term Assets	-	-	-
Long Term Prepaid Mob	-	-	743

Total assets	226,109	(45,962)	378,859

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-	-
Accounts Payable	198,777	7,711	21,194
Payroll and Benefits Related Accruals	429	(117)	4,987
Taxes Payable	(898)	(135)	524
Interest Payable	-	-	-
Other Current Liabilities	-	-	999
Total current liabilities	198,308	7,459	27,704
Total Long-Term Debt	-	-	-
Deferred Taxes	-	-	-
Other NonCurrent Liabilities	-	-	568
Liabilities Subject to Compromise	-	-	-
Total liabilities	198,308	7,459	28,272

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	-	-	-
Capital in Excess of par value	9,565	37,043	68,267
Retained Earnings	18,236	(90,466)	282,318
Accumulated Other Comprehensive Loss	-	-	-
Total shareholders’ equity	27,801	(53,423)	350,585
Total liabilities and shareholders’ equity	226,109	(45,962)	378,859

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

	For Month Ending August 31, 2016

	16-10400	16-10401	16-10402
	Paragon Offshore (Luxembourg) S.a r.l.	Paragon Holding NCS 2 S.a r.l.	Paragon Leonard Jones LLC
ASSETS
Current assets
Total Cash and Cash Equivalents	91	-	1,122
Restricted Cash	-	-	-
Accounts Receivable	274,231	53,691	90,847
Prepaid Expenses & Deposits	-	-	19
Taxes Receivable	26	13	1,017
Total Other Current Assets	-	42	58
Total current assets	274,348	53,746	93,063
Investments in Subsidiaries	208,494	42,808	35,000
Intercompany Notes Receivable	-	300	10,106
Long Term Notes & Investments	208,494	43,108	45,106
Gross PPE	-	20,508	-
Accumulated Depreciation	-	(17,725)	-
Property and Equipment	-	2,783	-
Other Assets	-	307	-
Deferred Regulatory Inspection	-	307	-
Deferred Pension Costs	-	-	-
Other Long Term Assets	-	-	-
Long Term Prepaid Mob	-	-	-

Total assets	482,842	99,944	138,169

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-	-
Accounts Payable	272,698	60,578	66,995
Payroll and Benefits Related Accruals	-	-	294
Taxes Payable	2	40	5,488
Interest Payable	-	4,974	-
Other Current Liabilities	-	-	3,073
Total current liabilities	272,700	65,592	75,850
Total Long-Term Debt	-	-	-
Deferred Taxes	-	-	-
Other NonCurrent Liabilities	-	-	-
Liabilities Subject to Compromise	-	-	-
Total liabilities	272,700	65,592	75,850

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	-	-	-
Capital in Excess of par value	583,633	96,279	136,179
Retained Earnings	(373,491)	(61,928)	(73,861)
Accumulated Other Comprehensive Loss	-	-	-
Total shareholders’ equity	210,142	34,351	62,318
Total liabilities and shareholders’ equity	482,842	99,944	138,169

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

	For Month Ending August 31, 2016

	16-10403	16-10404	16-10405
	PGN Offshore Drilling (Malaysia) Sdn. Bhd.	Paragon Offshore (Nederland) B.V.	Paragon Offshore Contracting GmbH
ASSETS
Current assets
Total Cash and Cash Equivalents	161	1,621	2,381
Restricted Cash	-	-	-
Accounts Receivable	5,854	363,064	297,330
Prepaid Expenses & Deposits	-	25	60
Taxes Receivable	2	1,880	(534)
Total Other Current Assets	283	14,699	701
Total current assets	6,300	381,289	299,938
Investments in Subsidiaries	-	-	30,000
Intercompany Notes Receivable	32,445	7,959	47,411
Long Term Notes & Investments	32,445	7,959	77,411
Gross PPE	-	1	9,281
Accumulated Depreciation	-	(1)	(1,118)
Property and Equipment	-	-	8,163
Other Assets	-	959	-
Deferred Regulatory Inspection	-	-	-
Deferred Pension Costs	-	959	-
Other Long Term Assets	-	-	-
Long Term Prepaid Mob	-	-	-

Total assets	38,745	390,207	385,512

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-	-
Accounts Payable	67,262	198,187	114,944
Payroll and Benefits Related Accruals	77	1,511	1,149
Taxes Payable	2	3	2,284
Interest Payable	-	-	9,781
Other Current Liabilities	20	5,274	465
Total current liabilities	67,361	204,975	128,623
Total Long-Term Debt	-	-	158,059
Deferred Taxes	-	219	-
Other NonCurrent Liabilities	-	16	-
Liabilities Subject to Compromise	-	-	-
Total liabilities	67,361	205,210	286,682

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	-	-	14
Capital in Excess of par value	(47,620)	12,794	60,000
Retained Earnings	19,005	171,585	38,730
Accumulated Other Comprehensive Loss	-	619	85
Total shareholders’ equity	(28,615)	184,998	98,829
Total liabilities and shareholders’ equity	38,745	390,207	385,512

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

	For Month Ending August 31, 2016

	16-10406	16-10407	16-10408
	Paragon Offshore (Labuan) Pte. Ltd.	Paragon Holding SCS 2 Ltd.	Paragon Asset Company Ltd.
ASSETS
Current assets
Total Cash and Cash Equivalents	1,131	-	-
Restricted Cash	-	-	-
Accounts Receivable	5,866	309	912,438
Prepaid Expenses & Deposits	5	-	-
Taxes Receivable	-	-	3
Total Other Current Assets	-	4,974	(479)
Total current assets	7,002	5,283	911,962
Investments in Subsidiaries	-	2,472,887	65,504
Intercompany Notes Receivable	-	-	-
Long Term Notes & Investments	-	2,472,887	65,504
Gross PPE	-	-	1,009,838
Accumulated Depreciation	-	-	(784,398)
Property and Equipment	-	-	225,440
Other Assets	-	-	14,664
Deferred Regulatory Inspection	-	-	2,446
Deferred Pension Costs	-	-	-
Other Long Term Assets	-	-	12,218
Long Term Prepaid Mob	-	-	-

Total assets	7,002	2,478,170	1,217,570

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-	-
Accounts Payable	6,126	93,555	515,677
Payroll and Benefits Related Accruals	1	-	(11)
Taxes Payable	-	1,127	-
Interest Payable	-	-	42
Other Current Liabilities	-	-	(231)
Total current liabilities	6,127	94,682	515,477
Total Long-Term Debt	-	-	300
Deferred Taxes	-	-	-
Other NonCurrent Liabilities	-	18,780	-
Liabilities Subject to Compromise	-	-	-
Total liabilities	6,127	113,462	515,777

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	-	-	-
Capital in Excess of par value	510	4,015,197	286,174
Retained Earnings	365	(1,650,487)	415,624
Accumulated Other Comprehensive Loss	-	-	-
Total shareholders’ equity	875	2,364,710	701,798
Total liabilities and shareholders’ equity	7,002	2,478,170	1,217,570

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

	For Month Ending August 31, 2016

	16-10409	16-10410
	Paragon Holding SCS 1 Ltd.	Paragon Offshore Leasing (Luxembourg) S.a r.l.
ASSETS
Current assets
Total Cash and Cash Equivalents	-	24
Restricted Cash	-	-
Accounts Receivable	120,333	109,933
Prepaid Expenses & Deposits	-	-
Taxes Receivable	-	49
Total Other Current Assets	117,510	-
Total current assets	237,843	110,006
Investments in Subsidiaries	1,230,952	(72,168)
Intercompany Notes Receivable	-	-
Long Term Notes & Investments	1,230,952	(72,168)
Gross PPE	-	123,981
Accumulated Depreciation	-	(97,896)
Property and Equipment	-	26,085
Other Assets	-	1,380
Deferred Regulatory Inspection	-	1,380
Deferred Pension Costs	-	-
Other Long Term Assets	-	-
Long Term Prepaid Mob	-	-

Total assets	1,468,795	65,303

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-
Accounts Payable	2	19,919
Payroll and Benefits Related Accruals	-	-
Taxes Payable	-	(47)
Interest Payable	-	78,077
Other Current Liabilities	-	28
Total current liabilities	2	97,977
Total Long-Term Debt	-	-
Deferred Taxes	-	-
Other NonCurrent Liabilities	-	-
Liabilities Subject to Compromise	-	-
Total liabilities	2	97,977

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	-	-
Capital in Excess of par value	1,389,831	1,519,680
Retained Earnings	78,962	(1,552,356)
Accumulated Other Comprehensive Loss	-	-
Total shareholders’ equity	1,468,793	(32,676)
Total liabilities and shareholders’ equity	1,468,795	65,303

MOR-4

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	August 1 - 31, 2016
	Federal Tax I.D. #	98-1146017

Status of Post-Petition Taxes (See Notes to the MOR)
(000’s)

Paragon Offshore PLC and its related debtor legal entities	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Ending Tax Liability

Corporate Income Tax	$4,990	$1,730	$(674)	$6,046
Payroll Tax	8,920	2,529	(2,533)	8,916
Withholding Tax	(13,209)	421	(2)	(12,790)
Property Tax	-	-	-	-
VAT Tax	(8,600)	723	222	(7,654)
Other Tax	2,534	1	(14)	2,521
Total Taxes	$(5,364)	$5,404	$(3,001)	$(2,961)

Summary of Unpaid Post-Petition Debts (See Notes to the MOR)
(000’s)

Debtor	Case Number	Current	0-30	31-60	Over 61	Total

Accounts Payable
Paragon Offshore Drilling LLC	16-10385	$22	$4	$-	$197	$222
Paragon Offshore plc	16-10386	-	-	-	-	-
Paragon Drilling Services 7 LLC	16-10387	2	65	-	-	66
Paragon Offshore Finance Company	16-10388	-	-	-	-	-
Paragon Offshore Leasing (Switzerland) GmbH	16-10389	3	-	-	1	5
Paragon Offshore do Brasil Ltda.	16-10390	237	95	13	-	345
Paragon International Finance Company	16-10391	1,542	773	32	206	2,553
Paragon Asset (ME) Ltd.	16-10392	8	-	-	-	8
Paragon Offshore Holdings US Inc.	16-10393	-	-	-	-	-
Paragon Asset (UK) Ltd.	16-10394	72	12	-	(5)	79
Paragon FDR Holding Ltd.	16-10395	-	-	-	-	-
Paragon Offshore International Ltd.	16-10396	73	56	(1)	7	135
Paragon Offshore (North Sea) Ltd.	16-10397	18	-	-	1	20
Paragon Duchess Ltd.	16-10398	-	-	-	(3)	(3)
Paragon (Middle East) Limited	16-10399	82	36	4	0	122
Paragon Offshore (Luxembourg) S.a r.l.	16-10400	9	-	5	-	14
Paragon Holding NCS 2 S.a r.l.	16-10401	7	-	1	-	9
Paragon Leonard Jones LLC	16-10402	1	-	-	2	3
PGN Offshore Drilling (Malaysia) Sdn. Bhd.	16-10403	1	0	98	18	117
Paragon Offshore (Nederland) B.V.	16-10404	2,023	228	18	7	2,276
Paragon Offshore Contracting GmbH	16-10405	8	1	59	(6)	62
Paragon Offshore (Labuan) Pte. Ltd.	16-10406	-	-	-	-	-
Paragon Holding SCS 2 Ltd.	16-10407	-	-	-	-	-
Paragon Asset Company Ltd.	16-10408	299	(10)	(0)	-	289
Paragon Holding SCS 1 Ltd.	16-10409	-	-	-	-	-
Paragon Offshore Leasing (Luxembourg) S.a r.l.	16-10410	-	99	-	-	99

Total Accounts Payable		$4,406	$1,359	$229	$425	$6,420

MOR-5

In re Paragon Offshore PLC, et al.

Case No. 16-10386 (CSS)
Reporting Period:	August 1 - 31, 2016
Federal Tax I.D. #	98-1146017

Post-Petition Accounts Receivable Reconciliation and Aging (See Notes to the MOR)
(‘000s)

		Billed Accounts Receivable				Unbilled Accounts Receivable				Other Accounts Receivable
Debtor	Case Number	0-60	60-90	>90	Total Billed Accounts Receivable	0-60	60-90	>90	Total Unbilled Accounts Receivable	0-60	60-90	>90	Total Other Accounts Receivable	Total Accounts Receivable (Gross)	Allowance for Doubtful Accounts	Total Accounts Receivable (Net)

Trade Receivables
Paragon Offshore Drilling LLC	16-10385	$2,246	$2	$6,544	$8,793	$1,187	$6	$4	$1,198	$-	$-	$-	$-	$9,990	$(6,544)	$3,446
Paragon Offshore plc	16-10386	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Drilling Services 7 LLC	16-10387	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore Finance Company	16-10388	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore Leasing (Switzerland) GmbH	16-10389	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore do Brasil Ltda.	16-10390	-	-	-	-	5,259	3,718	10,598	19,574	-	-	-	-	19,574	(504)	19,070
Paragon International Finance Company	16-10391	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Asset (ME) Ltd.	16-10392	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore Holdings US Inc.	16-10393	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Asset (UK) Ltd.	16-10394	4,511	-	-	4,511	4,930	-	-	4,930	-	-	-	-	9,441	-	9,441
Paragon FDR Holding Ltd.	16-10395	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore International Ltd.	16-10396	12,407	2,327	11,471	26,204	9,351	24	3,957	13,332	-	-	-	-	39,536	(6,782)	32,754
Paragon Offshore (North Sea) Ltd.	16-10397	6,375	-	-	6,375	3,554	-	-	3,554	-	-	-	-	9,929	-	9,929
Paragon Duchess Ltd.	16-10398	-	-	3,612	3,612	-	-	-	-	-	-	-	-	3,612	(3,612)	-
Paragon (Middle East) Limited	16-10399	5,949	6,234	1,253	13,436	5,915	-	335	6,250	-	-	-	-	19,686	-	19,686
Paragon Offshore (Luxembourg) S.a r.l.	16-10400	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Holding NCS 2 S.a r.l.	16-10401	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Leonard Jones LLC	16-10402	3,863	-	13,110	16,973	-	-	5,215	5,215	-	-	-	-	22,188	(1,918)	20,270
PGN Offshore Drilling (Malaysia) Sdn. Bhd.	16-10403	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore (Nederland) B.V.	16-10404	-	-	-	-	4,496	-	1	4,497	-	-	-	-	4,497	-	4,497
Paragon Offshore Contracting GmbH	16-10405	699	-	-	699	-	-	21,825	21,825	-	-	-	-	22,524	(18,386)	4,138
Paragon Offshore (Labuan) Pte. Ltd.	16-10406	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Holding SCS 2 Ltd.	16-10407	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Asset Company Ltd.	16-10408	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Holding SCS 1 Ltd.	16-10409	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore Leasing (Luxembourg) S.a r.l.	16-10410	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-

Total Trade Receivables		$36,050	$8,563	$35,990	$80,602	$34,692	$3,748	$41,935	$80,374	$-	$-	$-	$-	$160,977	$(37,746)	$123,231

MOR-5 (Cont)

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	August 1 - 31, 2016
	Federal Tax I.D. #	98-1146017

Debtor Questionnaire (See Notes to the MOR)

	Yes	No
1. Have any assets been sold or transferred outside the normal course of business during this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.	X
3. Have all post petition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5.  Has any bank account been opened during the reporting period?  If yes, provide documentation identifying the opened account(s).  If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X